UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 16, 2003
                                -----------------




                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077


            Delaware                                             13-3078745
  ------------------------------                              -----------------
 (State or other Jurisdiction of                              (I.R.S. Employer
          Incorporation)                                     Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
              (Registrant's telephone number, including area code)

Item 5.   Other Events and Required FD Disclosure.

      On December 16, 2003, Mobius Management Systems, Inc. issued a press release announcing Raymond F. Kunzmann as chief financial officer and senior vice president of finance, effective immediately. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated December 16, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 16, 2003



                                    MOBIUS MANAGEMENT SYSTEMS, INC.


                                    By: /s/ David J. Gordon
                                       -----------------------------
                                       David J. Gordon
                                       Assistant Secretary